CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS - USD ($) $ in Thousands	3 Months Ended		12 Months Ended
	Mar. 31, 2021	Mar. 31, 2020	Dec. 31, 2020	Dec. 31, 2019
CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS
Net loss	$ (82,553)	$ (17,471)	$ (156,124)	$ (59,414)
Other comprehensive income:
Foreign currency translation adjustments	251	451	(246)	54
Total comprehensive loss	$ (82,302)	$ (17,020)	$ (156,370)	$ (59,360)